FOREIGN EXCHANGE RISK (Details Narrative)	12 Months Ended
Dec. 31, 2025
FOREIGN EXCHANGE RISK
Description of functional currency exposures	Corporation’s foreign currency exposures, varying the above foreign exchange rates to reflect a 5% strengthening of the US dollar would have decreased the net loss for the year ended December 31, 2025 by approximately $8,495, assuming that all other variables remained constant.